EXHIBIT 10.4

Execution Copy

Form of Amendment to Warrant

AMENDMENT TO WARRANT NO. SERIES PNOTE-1

This Amendment to Warrant No. Series PNote-1 (this "Amendment") is entered into effective March 12, 2007 (the "Effective Date") between microHelix, Inc., an Oregon corporation (the "Company") and MH FINANCIAL ASSOCIATES, LLC, an Oregon limited liability company (the "Warrant Holder").

RECITALS

A. The Company and the Warrant Holder are parties to that certain Warrant to Purchase Shares of Common Stock No. Series PNote-1 dated October 19, 2006 for up to 102,898 shares of the Company's Common Stock (the "Warrant").

B. In connection with the execution of a Forbearance Agreement of even date herewith between the Company and the Warrant Holder, the Company and the Warrant Holder wish to amend the Warrant.

C. Capitalized terms used but not defined in this Amendment will have the meaning given in the Warrant.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment of Exercise Price. The initial Exercise Price of the Warrant is hereby reduced to $0.001 per share (subject to adjustment as provided in Section 6 of the Warrant).

2. Deletion of Section 6(c) of the Warrant. Section 6(c) of the Warrant is deleted in its entirety.

3. Change of Address. The address of the Warrant Holder in Section 10 of the Warrant of the Warrant is hereby changed to the following:

 5300 Meadows Road, Suite 400
 Lake Oswego, OR 97035
 Attn: Legal Department

4. No Further Changes. Except as modified by this Amendment, the Warrant will continue in full force and effect in accordance with its terms.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which when executed will be deemed to be an original, but all of which taken together will constitute one and the same agreement. A facsimile or electronic transmission of this signed Amendment will be legal and binding on all parties hereto.

COMPANY:

MICROHELIX, INC.

By: /s/ Tyram H. Pettit

WARRANT HOLDER:

MH FINANCIAL ASSOCIATES, LLC

By: Aequitas Capital Management, Inc.,
Its Manager

By: /s/ Robert J. Jesenik
Robert J. Jesenik, CEO

080000\02043\749202 V001